EXHIBIT 10.1

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 13, 2015, is among DARLING INGREDIENTS INC., a Delaware corporation (the “Parent Borrower”), the other Borrowers party hereto, each of the Term A Lenders and Revolving Lenders which are parties hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
RECITALS:
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of January 6, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among the Parent Borrower, the other Borrowers party thereto, the Lenders party thereto from time to time, the Administrative Agent and the other agents part thereto. The Borrowers, the Administrative Agent and the Required TLA/RC Lenders party hereto now desire to amend the Credit Agreement as herein set forth.
NOW, THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.
Definitions
Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
ARTICLE 2.
Amendments
Section 2. Amendment to the Credit Agreement. Section 7.02 of the Credit Agreement (as applicable on and after the Vion Acquisition Closing Date) is hereby amended and restated in its entirety as follows:
“Section 7.02. Total Leverage Ratio. As of the last day of each fiscal quarter commencing with the first full fiscal quarter following the Effective Date, the Parent Borrower shall not permit the Total Leverage Ratio to exceed 5.00 to 1.00.”
ARTICLE 3.
Representations and Warranties
Section 3.1.    Representations and Warranties. The Borrowers represent and warrant that:
(a) at the time of and immediately after giving effect to this Amendment and any extension of credit to be made on the Amendment Effective Date (as defined below), the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date;

(b) at the time of and immediately after giving effect to this Amendment and any extension of credit to be made on the Amendment Effective Date, no Default has occurred and is continuing;
(c) the execution, delivery and performance of this Amendment and the transactions contemplated hereby are within each Borrower’s organizational power and have been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such Borrower (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(d) the execution, delivery and performance of this Amendment: (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) for immaterial consents, approvals, registrations, filing or other actions, (b) will not violate (i) any applicable law or regulation or (ii) in any material respect, the charter, by-laws or other organizational documents of the Parent Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority binding on such Person, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Parent Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent Borrower or any of its Restricted Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent Borrower or any of its Restricted Subsidiaries, except Liens created under and Liens permitted by the Loan Documents, except to the extent such violation or default referred to in clause (b)(i) or (c) above could not reasonably be expected to result in a Material Adverse Effect.
ARTICLE 4.
Conditions
Section 4.1. Conditions. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)the Administrative Agent (or its counsel) shall have received from each party hereto (including the Required TLA/RC Lenders) either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy, portable document format (.pdf) or email transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)no Default or Event of Default shall have occurred and be continuing or shall result from any extension of credit requested to be made on the Amendment Effective Date;

(c)the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Parent Borrower, confirming compliance with the conditions set forth in clause (b) of this Section 4.1 and that each of the representations and warranties made by any Loan Party contained in Section 3.1 above shall be true and correct on and as of the Amendment Effective Date after giving effect to the Amendment

2

and to any extension of credit requested to be made on the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date;

(d)the Administrative Agent shall have received, for the benefit of each Term A Lender and Revolving Lender that is a party hereto on the Amendment Effective Date, an amendment fee in an amount equal to 0.05% of the amount of such Term A Lender’s and Revolving Lender’s outstanding Term A Loans and outstanding Revolving Commitments on the Amendment Effective Date; and
(e)to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date, the Administrative Agent shall have received all fees and other amounts due and payable to it or its Affiliates on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all of such Persons’ reasonable out‑of‑pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.
ARTICLE 5.
Miscellaneous
Section 5.1.    Confirmation of Guarantees and Security Interests. By signing this Amendment, each Borrower hereby confirms on behalf of itself and its Subsidiaries that are Loan Parties that (a) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee Agreement, the relevant Security Documents delivered prior to the date hereof and the other Loan Documents, and (ii) constitute Obligations for purposes of the Credit Agreement, the Guaranty Agreements and the Security Agreement and all other relevant Security Documents delivered prior to the date hereof and (b) notwithstanding the effectiveness of the terms hereof, the Guaranty Agreements, the relevant Security Documents delivered prior to the date hereof and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Borrower ratifies and confirms on behalf of itself and its Subsidiaries that are Loan Parties that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each relevant Loan Document delivered prior to the date hereof to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations, as may be increased hereby.
Section 5.2.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other relevant Loan Documents delivered prior to the date hereof are ratified and confirmed and shall continue in full force and effect. The Parent Borrower, each other Borrower, the Lenders party hereto and the Administrative Agent agree that the Credit Agreement as amended hereby and the other relevant Loan Documents delivered prior to the date hereof shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other laws affecting creditors rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in law or equity. For all matters arising prior to the effective date of this Amendment, the terms of the Credit Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.
Section 5.3.    Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed

3

and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. This Amendment is a “Loan Document” as defined in the Credit Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrowers agree that the Administrative Agent shall treat the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
Section 5.4.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 5.5.    Applicable Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
Section 5.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Administrative Agent and each Borrower and their respective successors and assigns, except the Borrowers may not assign or transfer any of their rights or obligations hereunder except in compliance with the Credit Agreement, as amended hereby.
Section 5.7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Borrowers and each of the Required TLA/RC Lenders. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or in "pdf', “.tif” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 5.8.    Effect of Waiver. No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.
Section 5.9.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Signature Pages to Follow]

4

Executed as of the date first written above.

DARLING INGREDIENTS INC.

By: /s/ John O. Muse
Name:    John O. Muse
Title:    Executive Vice President and Chief Financial
Officer
DARLING INTERNATIONAL NL
HOLDINGS B.V.

By: /s/ John O. Muse
Name:    John O. Muse
Title:    Executive Vice President and Chief Financial
Officer
DARLING INTERNATIONAL
CANADA INC.

By: /s/ John O. Muse
Name:    John O. Muse
Title:    Executive Vice President and Chief Financial
Officer
DARLING INGREDIENTS
INTERNATIONAL HOLDING B.V.

By: /s/ Johan Roijmans
Name:    Johan Roijmans
Title:    Proxyholder

[Signature Page to First Amendment of Darling Credit Agreement]

DARLING INGREDIENTS
INTERNATIONAL FINANCIAL
SERVICES B.V.

By: /s/ Johan Roijmans
Name:    Johan Roijmans
Title:    Director

CTH GERMANY GMBH

By: /s/ Oliver Röttcher
Name:    Oliver Röttcher
Title:    Director

[Signature Page to First Amendment of Darling Credit Agreement]

JPMORGAN CHASE BANK, N.A, as Administrative
Agent and as a Term A Lender and Revolving Lender

By: /s/ Gregory T. Martin
Name:    Gregory T. Martin
Title:    Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

Bank of Montreal

By: /s/ Paul Harris
Name:    Paul Harris
Title:    Managing Director

[Signature Page to First Amendment of Darling Credit Agreement]

CITIBANK, N.A.

By: /s/ Jackie Helmer
Name:    Jackie Helmer
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

CoBank, ACB

By: /s/ Zachary Carpenter
Name:    Zachary Carpenter
Title:    Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

By: /s/ Timothy Sackson
Name:    Timothy Sackson
Title:    Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

Cooperatieve Centrale Raiffeisen-Boerenleenbank, BA
"Rabobank Nederland", New York Branch

By: /s/ Pamela Beal
Name:    Pamela Beal
Title:    Executive Director

By: /s/ Robert M. Mandula
Name:    ROBERT M. MANDULA
Title:    Managing Director

[Signature Page to First Amendment of Darling Credit Agreement]

BANK OF AMERICA, N.A.

By: /s/ Allison W. Connally
Name:    Allison W. Connally
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

Bank of America, N.A. (Canada Branch)

By: /s/ Medina Sales de Andrade
Name:    Medina Sales de Andrade
Title:    Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

COMERICA BANK

By: /s/ Jason Baker
Name:    Jason Baker
Title:    VP

[Signature Page to First Amendment of Darling Credit Agreement]

Fifth Third Bank, an Ohio Banking Corporation

By: /s/ Ryan Voorhies
Name:    Ryan Voorhies
Title:    Assistant Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

Fifth Third Bank, Operating Through Its Canadian
Branch,

By: /s/ Mauro Spagnolo
Name:    Mauro Spagnolo
Title:    Managing Director & Principal Officer

[Signature Page to First Amendment of Darling Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Brian B. Myers
Name:    Brian B. Myers
Title:    Senior Vice President Corporate Banking

[Signature Page to First Amendment of Darling Credit Agreement]

Regions Bank

By: /s/ Richard Prewitt
Name:    Richard Prewitt
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,

By: /s/ Michael Fabiano
Name:    Michael Fabiano
Title:    Director

[Signature Page to First Amendment of Darling Credit Agreement]

TD BANK, N.A.

By: /s/ Alan Garson
Name:    Alan Garson
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Christian S. Brown
Name:    Christian S. Brown
Title:    Managing Director

[Signature Page to First Amendment of Darling Credit Agreement]

PNC BANK CANADA BRANCH

By: /s/ Caroline M Stade
Name:    Caroline M Stade
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

Branch Banking and Trust Company

By: /s/ Bradford F. Scott
Name:    Bradford F. Scott
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

BANK OF THE WEST

By: /s/ Temple Abney
Name:    Temple Abney
Title:    Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

UNION BANK, CANADA BRANCH

By: /s/ Anne Collins
Name:    Anne Collins
Title:    Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ David W. Kee
Name:    David W. Kee
Title:    Managing Director

[Signature Page to First Amendment of Darling Credit Agreement]

AMEGYBANK NATIONAL ASSOCIATION

By: /s/ Daniel L. Cox Sr
Name:    Daniel L. Cox Sr
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC

By: /s/ Michelle Latzoni
Name:    Michelle Latzoni
Title:    Authorized Signatory

[Signature Page to First Amendment of Darling Credit Agreement]

GOLDMAN SACHS BANK USA

By: /s/ Michelle Latzoni
Name:    Michelle Latzoni
Title:    Authorized Signatory

[Signature Page to First Amendment of Darling Credit Agreement]

Commerce Bank

By: /s/ Nick R. Warren
Name:    Nick R. Warren
Title:    Senior Vice President

[Signature Page to First Amendment of Darling Credit Agreement]